Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes

Note I: Income Taxes

The components of the Corporation’s tax expense (benefit) on income from continuing operations are as follows:

years ended December 31
(add 000)	2013	2012	2011
Federal income taxes:
Current	$30,856	$(2,530)	$15,982
Deferred	8,399	12,581	4,080
Total federal income taxes	39,255	10,051	20,062
State income taxes:
Current	3,201	458	2,829
Deferred	478	1,670	(882)
Total state income taxes	3,679	2,128	1,947
Foreign income taxes:
Current	972	4,062	(1,006)
Deferred	139	1,190	--
Total foreign income taxes	1,111	5,252	(1,006)
Total taxes on income	$44,045	$17,431	$21,003

The Corporation entered into Advance Pricing Agreements (“APA”) with the United States and Canadian taxing authorities covering intercompany shipments during the years 2005 through 2011. In August 2013, the Corporation filed the required amended returns and paid the taxes due to settle the Canadian APA, which increased the sales price charged for the intercompany shipments from Canada to the United States during the years 2005 through 2011. The Corporation also filed amended returns in the United States for the years 2005 through 2011 to request gross compensating refunds of $10,239,000 allowed pursuant to the corresponding APA with the United States. For the year ended December 31, 2012, the current federal tax benefit is primarily attributable to the estimated settlement of the APA and a refund related to the 2006 tax year.

For the years ended December 31, 2013 and 2012, excess tax benefits attributable to stock-based compensation transactions that were recorded to shareholders’ equity amounted to $2,368,000 and $777,000, respectively. For the year ended December 31, 2011, the realized tax benefit for stock-based compensation transactions was less than the amounts estimated during the vesting periods. As a result, the Corporation reduced its pool of excess tax benefits by $966,000.

For the years ended December 31, 2013, 2012 and 2011, foreign pretax loss was $10,227,000, $5,473,000 and $12,897,000, respectively. In 2013, current foreign tax expense was primarily attributable to the settlement of the Canadian APA. In 2012, current foreign tax expense primarily related to the estimated settlement of the APA offset by the reversal of the valuation allowance on deferred tax assets. In 2011, current foreign tax benefit included refunds for the double taxation resulting from the Canadian Revenue Authority’s audit of the Corporation’s Canadian subsidiary. Any tax effect of currency translations included in foreign taxes was immaterial. No deferred tax asset was recognized on the loss of the Corporation’s wholly-owned Bahamas subsidiary in 2013 and 2012 since the tax benefit is not expected to reverse in the foreseeable future.

The Corporation’s effective income tax rate on continuing operations varied from the statutory United States income tax rate because of the following permanent tax differences:

years ended December 31	2013	2012	2011
Statutory tax rate	35.0%	35.0%	35.0%
Increase (reduction) resulting from:
Effect of statutory depletion	(12.0)	(17.6)	(17.6)
State income taxes	1.5	1.3	1.3
Foreign valuation allowance	--	(3.4)	2.5
Foreign taxes, other	1.7	0.7	2.1
Domestic production deduction	(2.1)	0.1	(1.2)
Advanced pricing agreements	0.9	0.7	--
Medicare subsidy	--	--	(0.2)
Other items	1.8	(0.1)	(1.0)

Effective income tax rate	26.8%	16.7%	20.9%

For income tax purposes, the statutory depletion deduction is calculated as a percentage of sales, subject to certain limitations. Due to these limitations, changes in sales volumes and earnings may not proportionately affect the Corporation’s effective income tax rate on continuing operations.

The settlement of the APA allowed the Corporation’s Canadian subsidiary to utilize certain net operating loss and tax credit carryforwards for which a valuation allowance was previously established. In 2013, the Corporation utilized net operating loss carryforwards of $16,840,000 and remaining tax credits of $1,370,000 of its Canadian subsidiary. The Corporation reversed a $3,644,000 valuation allowance in 2012 when the estimated effect of the APA was recorded. The Corporation increased its valuation allowance attributable to net operating loss carryforwards by $2,680,000 in 2011.

The Corporation is entitled to receive a nine percent tax deduction related to income from domestic (i.e., United States) production activities. The deduction reduced income tax expense and increased consolidated net earnings by $3,979,000, or $0.09 per diluted share, in 2013 and $2,035,000, or $0.04 per diluted share, in 2011. For 2012, no deduction was allowed due to the taxable income limitation.

During 2013, 2012 and 2011, several states in which the Corporation operates enacted changes to their respective tax rates which were deemed immaterial to the Corporation’s overall effective income tax rate.

The principal components of the Corporation’s deferred tax assets and liabilities are as follows:

December 31	Deferred Assets (Liabilities)
(add 000)	2013	2012
Deferred tax assets related to:
Employee benefits	$31,067	$33,258
Inventories	53,229	54,555
Valuation and other reserves	18,372	17,753
Net operating loss carryforwards	5,379	8,891
Other items, net	--	1,511

Gross deferred tax assets	108,047	115,968
Valuation allowance on deferred tax assets	(5,858)	(6,572)

Total net deferred tax assets	102,189	109,396

Deferred tax liabilities related to:
Property, plant and equipment	(257,366)	(260,191)
Goodwill and other intangibles	(78,577)	(70,669)
Other items, net	(2,891)	--

Total deferred tax liabilities	(338,834)	(330,860)

Net deferred tax liability	$(236,645)	$(221,464)

Additionally, the Corporation had deferred tax assets of $31,467,000 and $73,588,000 for certain items recorded in accumulated other comprehensive loss at December 31, 2013 and 2012, respectively.

Deferred tax assets and (liabilities) recognized on the Corporation’s consolidated balance sheets are as follows:

December 31
(add 000)	2013	2012
Current deferred income tax benefits	$74,821	$77,716
Noncurrent deferred income taxes	(279,999)	(225,592)

Net deferred income taxes	$(205,178)	$(147,876)

Deferred tax assets for employee benefits result from the temporary differences between the deductions for pension and postretirement obligations and stock-based compensation transactions. For financial reporting purposes, such amounts are expensed based on authoritative accounting guidance. For income tax purposes, amounts related to pension and postretirement obligations are deductible as funded. Amounts related to stock-based compensation transactions are deductible for income tax purposes upon vesting or exercise of the underlying award. Deferred tax assets are carried on stock options with exercise prices in excess of the Corporation’s stock price at December 31, 2013. If these options expire without being exercised, the deferred tax assets are written off by reducing the pool of excess tax benefits to the extent available and expensing any excess.

The Corporation had domestic net operating loss carryforwards of $121,977,000 and domestic and foreign net operating loss carryforwards of $179,029,000 at December 31, 2013 and 2012, respectively. These carryforwards have various expiration dates through 2033. At December 31, 2013 and 2012, deferred tax assets associated with these carryforwards were $5,379,000 and $8,891,000, respectively, for which valuation allowances of $5,006,000 and $5,185,000, respectively, were recorded. The Corporation also had domestic tax credit carryforwards of $2,354,000 and domestic and foreign tax credit carryforwards of $10,124,000 at December 31, 2013 and 2012, respectively, for which valuation allowances were recorded in the amount of $852,000 and $1,387,000 at December 31, 2013 and 2012, respectively. Tax credit carryforwards recorded at December 31, 2013 expire in 2018. The Corporation utilized its Alternative Minimum Tax (“AMT”) credit from 2012; the Corporation does not expect to be subject to AMT for 2013.

Deferred tax liabilities for property, plant and equipment result from accelerated depreciation methods being used for income tax purposes as compared with the straight-line method for financial reporting purposes.

Deferred tax liabilities related to goodwill and other intangibles reflect the cessation of goodwill amortization for financial reporting purposes, while amortization continues for income tax purposes.

The Corporation provides deferred taxes, as required, on the undistributed net earnings of all non-U.S. subsidiaries for which the indefinite reversal criterion has not been met. The Corporation expects to reinvest permanently the earnings from its wholly-owned Canadian subsidiary and accordingly, has not provided deferred taxes on the subsidiary’s undistributed net earnings. The APA settlement materially impacted the Canadian subsidiary’s undistributed net earnings, estimated to be $27,000,000 for the year ended December 31, 2013. The determination of the unrecognized deferred tax liability for temporary differences related to the investment in the wholly-owned Canadian subsidiary is not practicable due to the complexities associated with the calculation of a hypothetical tax liability payable upon the repatriation of earnings.

On September 13, 2013, the U.S. Treasury Department and Internal Revenue Service (“IRS”) issued final regulations addressing costs incurred in acquiring, producing or improving tangible property (the “tangible property regulations”). The tangible property regulations are generally effective for tax years beginning on or after January 1, 2014, and may be adopted in earlier years. The Corporation is required to include the tax impact of regulatory changes in the period of enactment. The Corporation estimated the tax impact of these accounting method changes to increase noncurrent deferred tax liabilities in the amount of $1,334,000, with a corresponding reduction in current taxes payable. This estimate has been reflected in the consolidated balance sheet at December 31, 2013.

The following table summarizes the Corporation’s unrecognized tax benefits, excluding interest and correlative effects:

years ended December 31 (add 000)	2013	2012	2011
Unrecognized tax benefits at beginning of year	$15,380	$9,288	$11,011
Gross increases – tax positions in prior years	9,845	19,434	1,217
Gross decreases – tax positions in prior years	(5,121)	(13,876)	(1,510)
Gross increases – tax positions in current year	2,540	1,555	6,274
Gross decreases – tax positions in current year	(529)	--	(4,625)
Settlements with taxing authorities	(8,599)	(1,021)	(3,079)
Lapse of statute of limitations	(1,690)	--	--

Unrecognized tax benefits at end of year	$11,826	$15,380	$9,288

For the year ended December 31, 2013, settlements with taxing authorities related to the Canadian APA settlement. No unrecognized tax benefits were included as of December 31, 2013 for the effect of the APA. For the year ended December 31, 2012, gross increases in tax positions in prior years included the estimated effect of the Canadian APA that increased the sales price charged for intercompany shipments during the settlement period. Upon final settlement, the Corporation was allowed a corresponding tax refund in the United States for the years 2005 through 2011, which was not included in unrecognized tax benefits at December 31, 2012.

At December 31, 2013, 2012 and 2011, unrecognized tax benefits of $6,301,000, $14,386,000 and $4,915,000, respectively, related to interest accruals and permanent income tax differences net of federal tax benefits, would have favorably affected the Corporation’s effective income tax rate if recognized.

Unrecognized tax benefits are reversed as a discrete event if an examination of applicable tax returns is not begun by a federal or state tax authority within the statute of limitations or upon effective settlement with federal or state tax authorities. Management believes its accrual for unrecognized tax benefits is sufficient to cover uncertain tax positions reviewed during audits by taxing authorities. The Corporation anticipates that it is reasonably possible that its unrecognized tax benefits may decrease up to $6,447,000, excluding indirect benefits, during the twelve months ending December 31, 2014 due to expected settlements with taxing authorities and the expiration of the statute of limitations for the 2010 tax year.

For the year ended December 31, 2013, $1,368,000, or $0.03 per diluted share, was reversed into income upon the statute of limitations expiration for the 2009 tax year. For the year ended December 31, 2012, $1,617,000, or $0.04 per diluted share, was reversed into income resulting from a refund of federal tax and interest related to the 2006 tax year and the estimated effects of the APA. For the year ended December 31, 2011, $3,010,000, or $0.07 per diluted share, was reversed into income upon the favorable effective settlement of the IRS audit for the 2008 tax year.

For the years ended December 31, 2013, 2012 and 2011, total interest, net of tax, included in income tax expense in the consolidated statements of earnings was $1,446,000, $119,000 and $305,000, respectively. At December 31, 2013, accrued interest of $191,000, net of tax benefits of $125,000, was recorded as a noncurrent liability on the Corporation’s consolidated balance sheet; accrued interest of $227,000, net of tax benefits of $148,000, was recorded as a current liability, and interest receivable of $344,000, net of tax expense of $225,000, was recorded as a current asset. In addition, accrued interest of $1,548,000, for which there was no related tax benefit, was recorded as a current liability. At December 31, 2012, accrued interest of $156,000, net of tax benefits of $102,000, was recorded as a noncurrent liability on the Corporation’s consolidated balance sheet; and accrued interest of $179,000, for which there is no related tax benefit, was recorded as a current liability.

The Corporation’s open tax years subject to federal, foreign or state examinations are 2009 through 2013.